FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22583

Lincoln Advisors Trust

(Exact name of registrant as specified in charter)

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Jill R. Whitelaw, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

Radnor, Pennsylvania, 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

2010 Main Street

Suite 500

Irvine, CA 92614

Registrant’s telephone number, including area code: (260) 455-3404

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders

Lincoln Advisors Trust:

Presidential Managed Risk Funds:

Presidential Managed Risk 2010 Fund

Presidential Managed Risk 2020 Fund

Presidential Managed Risk 2030 Fund

Presidential Managed Risk 2040 Fund

Presidential Managed Risk 2050 Fund

Dear Shareholder:

For the fiscal year ending September 30, 2013, both domestic and international equity markets posted very strong returns while the bond markets struggled as yields moved higher. Corporate earnings growth and strong balance sheets drove the domestic equity markets. Internationally, significant monetary stimulus measures taken in Japan and unifying political leadership in Europe fueled returns. This past year saw the 10-Year U.S. Treasury yield hit a two-year high. The rising rate environment caused negative returns in the bonds markets.

Market highlights for the one-year period ending September 30, 2013 were:

•	Large capitalization U.S. stocks led the way with a 19.34% return in the S&P 500 Index

•	Non-US were still strong with developed markets up 23.77% as measured by the MSCI EAFE Index (reinvestment of dividends net of withholding taxes)

•	Emerging markets, with concerns in China and Brazil, were down -1.52% as measured by the MSCI Emerging Markets Index (reinvestment of dividends net of withholding taxes)

•	U.S. 10-Year treasury bond saw its yield increase to 2.61% from 1.63%

•	The Barclays Capital US Aggregate Bond Index was down -1.68%

Despite the strong results investors have experienced in capital markets over the past year, we believe it is important that complacency does not set in with your financial planning. There are many risks that loom despite recent rising equity markets. Below are some of the risks we are watching that could have a material impact on investors in the coming year:

•	The continuing U.S. debt ceiling deadlines

•	Stock prices are hitting all-time highs

•	Possible interest rate increases

•	Growing pains in the emerging economies

The unpredictable nature of capital markets and the risks we face as investors was central to the design of the Presidential® Managed Risk Funds. The Funds are similar to other target date funds, offering no-maintenance investing and broad diversification in the capital markets. In addition, the Funds build an age appropriate asset allocation mix that becomes more conservative over time. Unlike most other target date funds, these Funds also target a specific level of risk that is based on age. This risk level is then actively managed to reduce volatility and defend against severe losses in down markets. Since their November 2011 inception, the Funds held true to their objective. The Funds have made substantial reductions in the volatility of their daily NAV relative to the composite benchmarks. We will continue to be diligent looking at the risk factors in the market today as we strive to reduce the volatility of your returns going forward.

This report features performance, commentary, and holding information for the five Presidential® Managed Risk Funds. We hope you find the information helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2014.

Sincerely,

Daniel R. Hayes

President

Lincoln Investment Advisors Corporation

Presidential® Managed Risk Funds

(formerly PresidentialSM Protected Profile Funds)

Presidential® Managed Risk 2010 Fund

(formerly PresidentialSM Protected Profile 2010 Fund)

Presidential® Managed Risk 2020 Fund

(formerly PresidentialSM Protected Profile 2020 Fund)

Presidential® Managed Risk 2030 Fund

(formerly PresidentialSM Protected Profile 2030 Fund)

Presidential® Managed Risk 2040 Fund

(formerly PresidentialSM Protected Profile 2040 Fund)

Presidential® Managed Risk 2050 Fund

(formerly PresidentialSM Protected Profile 2050 Fund)

  each a series of Lincoln Advisors Trust

Annual Report

September 30, 2013

Presidential® Managed Risk Funds

Presidential® Managed Risk Funds

2013 Annual Report Commentary (unaudited)

Managed by:

The Presidential® Managed Risk 2010 Fund returned 6.00% (Institutional Class shares with dividends reinvested) for the fiscal year ended September 30, 2013, while its composite benchmark, the Presidential® Managed Risk 2010 Composite1, returned 9.10%; and its broad-based benchmark index, the Wilshire 5000 Total Market Index SM2, returned 20.96%.

The Presidential® Managed Risk 2020 Fund returned 7.64% (Institutional Class shares with dividends reinvested) for the fiscal year ended September 30, 2013, while its composite benchmark, the Presidential® Managed Risk 2020 Composite3, returned 11.04%; and its broad-based benchmark index, the Wilshire 5000 Total Market Index SM, returned 20.96%.

The Presidential® Managed Risk 2030 Fund returned 8.64% (Institutional Class shares with dividends reinvested) for the fiscal year ended September 30, 2013, while its composite benchmark, the Presidential® Managed Risk 2030 Composite4, returned 12.74%; and its broad-based benchmark index, the Wilshire 5000 Total Market Index SM, returned 20.96%.

The Presidential® Managed Risk 2040 Fund returned 10.80% (Institutional Class shares with dividends reinvested) for the fiscal year ended September 30, 2013, while its composite benchmark, the Presidential® Managed Risk 2040 Composite5, returned 16.58%; and its broad-based benchmark index, the Wilshire 5000 Total Market Index SM, returned 20.96%.

The Presidential® Managed Risk 2050 Fund returned 12.59% (Institutional Class shares with dividends reinvested) for the fiscal year ended September 30, 2013, while its composite benchmark, the Presidential® Managed Risk 2050 Composite6, returned 20.05%; and its broad-based benchmark index, the Wilshire 5000 Total Market Index SM, returned 20.96%.

After a healthy double-digit rally in the first three quarters of 2012, the S&P 500® Index7, a measure of broad U.S. equity markets, took a pause and was essentially flat during the fourth quarter of 2012 due to concerns surrounding the U.S. elections and the approach of the “Fiscal Cliff”. On the heels of the compromise reached in Washington D.C. around tax increases and spending cuts, equity markets delivered double digit returns during the first quarter of 2013 as market volatility fell. The second quarter of 2013 marked a period where volatility heightened significantly due to comments by the U.S. Federal Reserve in the direction of its quantitative easing program. The equity markets generated slight gains during this period and continued to accelerate even further into the third quarter. Positive corporate earnings and stronger balance sheets also provided support for the equity markets. For the one year ended September 30, 2013, the S&P 500® Index posted a total return of 19.34% with dividends reinvested.

Total returns for developed equity markets outside the U.S. were able to supersede those of its U.S. equity counterparts for the year. Catalysts for the surge included significant monetary stimulus measures taken in Japan, unifying political leadership in Europe, and attractive stock valuations. Developed markets equities, as measured by the MSCI EAFE Index (net dividends)8, posted a total return of 23.77% for the one year ended September 30, 2013. Meanwhile emerging markets took a step back relative to their developed global peers as the MSCI Emerging Markets Index (net dividends)9 lost -1.52% for the same period due to economic growth concerns out of key countries such as China and Brazil.

Fixed income posted negative returns as yields across the spectrum moved up for the year. The 10-Year U.S. Treasury Bond, widely viewed as a bellwether for the broader bond market, saw its yield increase to 2.61% as of September 30, 2013 from 1.63% as of a year prior. The yield hit a two-year high in September and fell back as the U.S. Federal Reserve announced it would stay the course with its asset purchase program for the time being. The broad increase in yields hurt bond investors as bond prices fall as yields rise. The Barclays Capital U.S. Aggregate Bond Index10 lost -1.68% for the year ended September 30, 2013.

Launched in November of 2011, the Presidential® Managed Risk Funds provide investors broad diversification across global equity and fixed income markets while also providing ongoing risk management. The Funds seek to control the overall level of volatility while also defending against severe losses in down markets.

The Funds were successful in reducing their overall volatility throughout the fiscal year ended September 30, 2013. Over the past year, the Funds have experienced a substantial reduction in the volatility of their daily NAV relative to the composite benchmarks as measured by annualized standard deviation. Given the continued heightened level of global equity market volatility in June 2013, the Funds held a significant level of futures designed to reduce equity market risk into the third quarter. This strategy generally detracted from results relative to non risk controlled benchmarks during this period when equity markets were rallying. Overall, the Funds held true to their objective of reducing the volatility of returns.

The Funds benefitted throughout the year from their participation in broad equity markets, most notably through exposure to U.S. small caps and developed international. Holdings in the SPDR® S&P 500 ETF and the iShares Russell 2000 Index Fund both contributed positively to returns for the Funds by providing exposure to U.S. large and small cap stocks, respectively. A detractor from performance was the Funds small exposure to commodities through the iShares S&P GSCI Commodity-Indexed Trust. The Funds were negatively impacted by exposure to inflation protected bonds through the iShares Barclays TIPS Bond Fund. On the fixed income side, contributors to performance included exposure to floating rate securities through the iShares Floating Rate Note Fund.

David A Weiss, CFA

Kevin J. Adamson, CPA

Lincoln Investment Advisors Corporation

The views expressed represent the Manager’s assessment of the Funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Presidential® Managed Risk Funds–1

Presidential® Managed Risk Funds

2013 Annual Report Commentary (continued)

Presidential® Managed Risk 2010 Fund

Growth of $10,000 invested 11/2/11 through 9/30/13

This chart illustrates, hypothetically, that $10,000 was invested in the Presidential® Managed Risk 2010 Fund Class A, Class C and Class I shares on 11/2/11 (commencement of operations). As the chart shows, by 9/30/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,314 for Class A, $11,251 for Class C and $11,367 for Class I shares. For comparison, look at how the benchmarks did from 11/2/11 through 9/30/13. The same $10,000 would have increased to $12,133 for the Presidential® Managed Risk 2010 Composite, and increased to $14,107 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 9/30/13
Class A Shares
One Year	+5.78%
Inception (11/2/11)	+6.65%

Class C Shares
One Year	+5.39%
Inception (11/2/11)	+6.35%

Class I Shares
One Year	+6.00%
Inception (11/2/11)	+6.92%

Presidential® Managed Risk 2020 Fund

Growth of $10,000 invested 11/2/11 through 9/30/13

This chart illustrates, hypothetically, that $10,000 was invested in the Presidential® Managed Risk 2020 Fund Class A, Class C and Class I shares on 11/2/11 (commencement of operations). As the chart shows, by 9/30/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,486 for Class A, $11,434 for Class C and $11,540 for Class I shares. For comparison, look at how the benchmarks did from 11/2/11 through 9/30/13. The same $10,000 would have increased to $12,388 for the Presidential® Managed Risk 2020 Composite, and increased to $14,107 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 9/30/13
Class A Shares
One Year	+7.41%
Inception (11/2/11)	+7.50%

Class C Shares
One Year	+7.12%
Inception (11/2/11)	+7.24%

Class I Shares
One Year	+7.64%
Inception (11/2/11)	+7.76%

Presidential® Managed Risk Funds–2

Presidential® Managed Risk Funds

2013 Annual Report Commentary (continued)

Presidential® Managed Risk 2030 Fund

Growth of $10,000 invested 11/2/11 through 9/30/13

This chart illustrates, hypothetically, that $10,000 was invested in the Presidential® Managed Risk 2030 Fund Class A, Class C and Class I shares on 11/2/11 (commencement of operations). As the chart shows, by 9/30/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,519 for Class A, $11,468 for Class C and $11,574 for Class I shares. For comparison, look at how the benchmarks did from 11/2/11 through 9/30/13. The same $10,000 would have increased to $12,671 for the Presidential® Managed Risk 2030 Fund Composite, and increased to $14,107 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 9/30/13
Class A Shares
One Year	+8.30%
Inception (11/2/11)	+7.66%

Class C Shares
One Year	+8.12%
Inception (11/2/11)	+7.41%

Class I Shares
One Year	+8.64%
Inception (11/2/11)	+7.93%

Presidential® Managed Risk 2040 Fund

Growth of $10,000 invested 11/2/11 through 9/30/13

This chart illustrates, hypothetically, that $10,000 was invested in the Presidential® Managed Risk 2040 Fund Class A, Class C and Class I shares on 11/2/11 (commencement of operations). As the chart shows, by 9/30/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,810 for Class A, $11,757 for Class C and $11,865 for Class I shares. For comparison, look at how the benchmarks did from 11/2/11 through 9/30/13. The same $10,000 would have increased to $13,255 for the Presidential® Managed Risk 2040 Composite, and increased to $14,107 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 9/30/13
Class A Shares
One Year	+10.56%
Inception (11/2/11)	+9.07%

Class C Shares
One Year	+10.28%
Inception (11/2/11)	+8.81%

Class I Shares
One Year	+10.80%
Inception (11/2/11)	+9.34%

Presidential® Managed Risk Funds–3

Presidential® Managed Risk Funds

2013 Annual Report Commentary (continued)

Presidential® Managed Risk 2050 Fund

Growth of $10,000 invested 11/2/11 through 9/30/13

This chart illustrates, hypothetically, that $10,000 was invested in the Presidential® Managed Risk 2050 Fund Class A, Class C and Class I shares on 11/2/11 (commencement of operations). As the chart shows, by 9/30/13, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,915 for Class A, $11,854 for Class C and $11,973 for Class I shares. For comparison, look at how the benchmarks did from 11/2/11 through 9/30/13. The same $10,000 would have increased to $13,787 for the Presidential® Managed Risk 2050 Composite, and increased to $14,107 for the Wilshire 5000 Total Market IndexSM. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

Average annual total returns on investment	Ended 9/30/13
Class A Shares
One Year	+12.31%
Inception (11/2/11)	+9.58%

Class C Shares
One Year	+11.95%
Inception (11/2/11)	+9.28%

Class I Shares
One Year	+12.59%
Inception (11/2/11)	+9.85%

1.	The Presidential® Managed Risk 2010 Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Presidential® Managed Risk 2010 Composite is constructed as follows: 13% Barclays Capital U.S. TIPS Index, 36% Barclays Capital U.S. Aggregate Bond Index, 36% Wilshire 5000 Total Market IndexSM, 14% MSCI EAFE Index (net dividends) and 1% MSCI Emerging Markets Index (net dividends).
2.	The Wilshire 5000 Total Market IndexSM (formerly known as the Dow Jones Wilshire 500 IndexSM) consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.
3.	The Presidential® Managed Risk 2020 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Presidential® Managed Risk 2020 Composite is constructed as follows: 11% Barclays Capital U. S. TIPS Index, 29% Barclays Capital U.S. Aggregate Bond Index, 40% Wilshire 5000 Total Market IndexSM, 18% MSCI EAFE Index (net dividends) and 2% MSCI Emerging Markets Index (net dividends).
4.	The Presidential® Managed Risk 2030 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Presidential® Managed Risk 2030 Composite is constructed as follows: 7% Barclays Capital U. S. TIPS Index, 26% Barclays Capital U.S. Aggregate Bond Index, 43% Wilshire 5000 Total Market IndexSM, 21% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).
5.	The Presidential® Managed Risk 2040 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Presidential® Managed Risk 2040 Composite is constructed as follows: 1% Barclays Capital U. S. TIPS Index, 18% Barclays Capital U.S. Aggregate Bond Index, 49% Wilshire 5000 Total Market IndexSM, 29% MSCI EAFE Index (net dividends) and 3% MSCI Emerging Markets Index (net dividends).
6.	The Presidential® Managed Risk 2050 Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Presidential® Managed Risk 2050 Composite is constructed as follows: 5% Barclays Capital U. S. Aggregate Bond Index, 53% Wilshire 5000 Total Market IndexSM, 38% MSCIEAFE Index (net dividends) and 4% MSCI Emerging Markets Index (net dividends).
7.	The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held common stocks.
8.	The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austra/Asia, and the Far East), excluding the U.S. and Canada. The index return calculation assumes the reinvestment of dividends net of withholding taxes.
9.	The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global emerging markets. The index return calculation assumes the reinvestment of dividends net of withholding taxes.
10.	The Barclays Capital U.S. Aggregate Bond Index measures the performance of more than 8,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million per amount outstanding.

Presidential® Managed Risk Funds–4

Presidential® Managed Risk Funds

Disclosure

    OF FUND EXPENSES (unaudited)

For the Period April 1, 2013 to September 30, 2013

As a Fund shareholder, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013.

Actual Expenses

The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge certain transaction fees, redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ actual expenses shown in the tables reflect fee waivers in effect.

Presidential® Managed Risk 2010 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Annualized Expense Ratio	Expenses Paid During Period 4/1/13 to 9/30/13*
Actual
Class A	$1,000.00	$1,017.40	0.90%	$4.55
Class C	1,000.00	1,015.60	1.15%	5.81
Class I	1,000.00	1,018.30	0.65%	3.29

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class C	1,000.00	1,019.30	1.15%	5.82
Class I	1,000.00	1,021.81	0.65%	3.29

Presidential® Managed Risk 2020 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Annualized Expense Ratio	Expenses Paid During Period 4/1/13 to 9/30/13*
Actual
Class A	$1,000.00	$1,023.60	0.90%	$4.57
Class C	1,000.00	1,022.70	1.15%	5.83
Class I	1,000.00	1,024.50	0.65%	3.30

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class C	1,000.00	1,019.30	1.15%	5.82
Class I	1,000.00	1,021.81	0.65%	3.29

Presidential® Managed Risk 2030 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Annualized Expense Ratio	Expenses Paid During Period 4/1/13 to 9/30/13*
Actual
Class A	$1,000.00	$1,027.30	0.90%	$4.57
Class C	1,000.00	1,026.40	1.15%	5.84
Class I	1,000.00	1,029.10	0.65%	3.31

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class C	1,000.00	1,019.30	1.15%	5.82
Class I	1,000.00	1,021.81	0.65%	3.29

Presidential® Managed Risk Funds–5

Presidential® Managed Risk Funds

Disclosure

    OF FUND EXPENSES (continued)

Presidential® Managed Risk 2040 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Annualized Expense Ratio	Expenses Paid During Period 4/1/13 to 9/30/13*
Actual
Class A	$1,000.00	$1,037.70	0.90%	$4.60
Class C	1,000.00	1,036.80	1.15%	5.87
Class I	1,000.00	1,039.50	0.65%	3.32

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class C	1,000.00	1,019.30	1.15%	5.82
Class I	1,000.00	1,021.81	0.65%	3.29

Presidential® Managed Risk 2050 Fund

Expense Analysis of an Investment of $1,000

	Beginning Account Value 4/1/13	Ending Account Value 9/30/13	Annualized Expense Ratio	Expenses Paid During Period 4/1/13 to 9/30/13*
Actual
Class A	$1,000.00	$1,041.10	0.90%	$4.61
Class C	1,000.00	1,039.40	1.15%	5.88
Class I	1,000.00	1,042.90	0.65%	3.33

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.56	0.90%	$4.56
Class C	1,000.00	1,019.30	1.15%	5.82
Class I	1,000.00	1,021.81	0.65%	3.29

*	“Expenses Paid During Period” are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Each Fund operates under a fund of funds structure. Each Fund invests a significant portion of its assets in other mutual funds, including exchange-traded funds (collectively, the Underlying Funds). In addition to the Funds’ expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds.

Presidential® Managed Risk Funds–6

Presidential® Managed Risk Funds

Security Type/Sector Allocations (unaudited)

As of September 30, 2013

Presidential® Managed Risk 2010 Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	98.89%

Commodity Fund	0.92%
Equity Funds	33.20%
Fixed Income Funds	42.99%
International Equity Funds	15.98%
International Fixed Income Fund	4.97%
Money Market Fund	0.83%

Total Value of Securities	98.89%

Receivables and Other Assets Net of Liabilites	1.11%

Total Net Assets	100.00%

Presidential® Managed Risk 2020 Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.35%

Commodity Fund	0.91%
Equity Funds	39.62%
Fixed Income Funds	32.87%
International Equity Funds	19.74%
International Fixed Income Fund	3.93%
Money Market Fund	2.28%

Total Value of Securities	99.35%

Receivables and Other Assets Net of Liabilites	0.65%

Total Net Assets	100.00%

Presidential® Managed Risk 2030 Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.20%

Commodity Fund	1.79%
Equity Funds	41.14%
Fixed Income Funds	24.87%
International Equity Funds	24.41%
International Fixed Income Fund	3.89%
Money Market Fund	3.10%

Total Value of Securities	99.20%

Receivables and Other Assets Net of Liabilites	0.80%

Total Net Assets	100.00%

Presidential® Managed Risk 2040 Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	97.86%

Commodity Fund	1.75%
Equity Funds	45.74%
Fixed Income Funds	14.01%
International Equity Funds	29.52%
International Fixed Income Fund	2.84%
Money Market Fund	4.00%

Total Value of Securities	97.86%

Receivables and Other Assets Net of Liabilites	2.14%

Total Net Assets	100.00%

Presidential® Managed Risk 2050 Fund

Security Type/Sector	Percentage of Net Assets
Unaffiliated Investment Companies	99.44%

Commodity Fund	1.74%
Equity Funds	48.18%
Fixed Income Fund	4.64%
International Equity Funds	38.78%
Money Market Fund	6.10%

Total Value of Securities	99.44%

Receivables and Other Assets Net of Liabilites	0.56%

Total Net Assets	100.00%

Presidential® Managed Risk Funds–7

Presidential® Managed Risk 2010 Fund

Statement of Net Assets

September 30, 2013

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–98.89%
Commodity Fund–0.92%
†iShares S&P GSCI Commodity-Indexed Trust	4,294	$139,040

		139,040

Equity Funds–33.20%
iShares Russell 2000 Index Fund	2,850	303,867
iShares S&P MidCap 400 Index Fund	2,431	301,784
SPDR® S&P 500 ETF	26,351	4,429,603

		5,035,254

Fixed Income Funds–42.99%
iShares Barclays 0-5 Year TIPS Bond Fund	5,811	587,724
iShares Barclays TIPS Bond Fund	9,353	1,052,961
iShares Floating Rate Note Fund	11,509	583,506
SPDR® Barclays Capital High Yield Bond ETF	7,388	294,338
Vanguard Mortgage-Backed Securities ETF	14,414	742,465
Vanguard Total Bond Market ETF	40,303	3,259,707

		6,520,701

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–15.98%
iShares Core MSCI Emerging Markets ETF	6,128	$298,127
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	9,151	306,284
Vanguard FTSE Developed Markets ETF	45,989	1,820,245

		2,424,656

International Fixed Income Fund–4.97%
SPDR® Barclays Capital International Treasury Bond ETF	12,913	753,732

		753,732

Money Market Fund–0.83%
Dreyfus Treasury & Agency Cash Management Fund	125,849	125,849

		125,849

Total Unaffiliated Investment Companies (Cost $13,980,668)		14,999,232

TOTAL VALUE OF SECURITIES–98.89% (Cost $13,980,668)	14,999,232
*RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.11%	168,077

NET ASSETS APPLICABLE TO 1,366,551 SHARES OUTSTANDING–100.00%	$15,167,309

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2010 FUND CLASS A ($12,811,889 / 1,154,649 Shares)	$11.10

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2010 FUND CLASS C ($11,255 / 1,016.3 Shares)	$11.07

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2010 FUND CLASS I ($2,344,165 / 210,886 Shares)	$11.12

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$14,319,756
Undistributed net investment income	98,197
Accumulated net realized loss on investments	(266,910)
Net unrealized appreciation of investments and derivatives	1,016,266

Total net assets	$15,167,309

†	Non-income producing for the period.
*	Includes $40,000 cash and $32,144 foreign currencies pledged as collateral for futures contracts and $33,710 payable for securities purchased as of September 30, 2013.

Net Asset Value and Offering Price Per Share–Presidential® Managed Risk 2010 Fund
Net asset value Class A (A)	$11.10
Sales charge (5.75% of offering price) (B)	0.68

Offering price	$11.78

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

Presidential® Managed Risk Funds–8

Presidential® Managed Risk 2010 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at September 30, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(10)	E-mini S&P 500 Index	$(841,053)	$(837,150)	12/21/13	$3,903
(2)	Euro Currency	(332,844)	(338,175)	12/19/13	(5,331)
(11)	Euro STOXX 50 Index	(427,224)	(428,434)	12/24/13	(1,210)

		$(1,601,121)			$(2,638)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–9

Presidential® Managed Risk 2020 Fund

Statement of Net Assets

September 30, 2013

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–99.35%
Commodity Fund–0.91%
†iShares S&P GSCI Commodity-Indexed Trust	4,924	$159,439

		159,439

Equity Funds–39.62%
iShares Russell 2000 Index Fund	4,891	521,478
iShares S&P MidCap 400 Index Fund	4,184	519,402
SPDR® S&P 500 ETF	35,221	5,920,650

		6,961,530

Fixed Income Funds–32.87%
iShares Barclays 0-5 Year TIPS Bond Fund	3,334	337,201
iShares Barclays TIPS Bond Fund	7,657	862,025
iShares Floating Rate Note Fund	9,896	501,727
SPDR® Barclays Capital High Yield Bond ETF	8,434	336,011
Vanguard Mortgage-Backed Securities ETF	9,911	510,516
Vanguard Total Bond Market ETF	39,913	3,228,163

		5,775,643

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–19.74%
iShares Core MSCI Emerging Markets ETF	10,536	$512,576
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	10,478	350,699
Vanguard FTSE Developed Markets ETF	65,812	2,604,839

		3,468,114

International Fixed Income Fund–3.93%
SPDR® Barclays Capital International Treasury Bond ETF	11,815	689,642

		689,642

Money Market Fund–2.28%
Dreyfus Treasury & Agency Cash Management Fund	400,239	400,239

		400,239

Total Unaffiliated Investment Companies (Cost $16,225,889)		17,454,607

TOTAL VALUE OF SECURITIES–99.35% (Cost $16,225,889)	17,454,607
*RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.65%	114,971

NET ASSETS APPLICABLE TO 1,558,216 SHARES OUTSTANDING–100.00%.	$17,569,578

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2020 FUND CLASS A ($14,747,115 / 1,308,281 Shares)	$11.27

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2020 FUND CLASS C ($11,435 / 1,016 Shares)	$11.25

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2020 FUND CLASS I ($2,811,028 / 248,919 Shares)	$11.29

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$16,563,920
Undistributed net investment income	113,332
Accumulated net realized loss on investments	(331,612)
Net unrealized appreciation of investments and derivatives.	1,223,938

Total net assets	$17,569,578

†	Non-income producing for the period.
*	Includes $49,500 cash, $37,988 foreign currencies pledged as collateral for futures contracts, $20,403 payable for securities purchased and $2,700 payable for fund shares redeemed as of September 30, 2013.

Net Asset Value and Offering Price Per Share–Presidential® Managed Risk 2020 Fund
Net asset value Class A (A)	$11.27
Sales charge (5.75% of offering price) (B)	0.69

Offering price	$11.96

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

Presidential® Managed Risk Funds–10

Presidential® Managed Risk 2020 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at September 30, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(12)	E-mini S&P 500 Index	$(1,009,118)	$(1,004,580)	12/21/13	$4,538
(3)	Euro Currency	(499,266)	(507,263)	12/19/13	(7,996)
(13)	Euro STOXX 50 Index	(504,671)	(506,332)	12/24/13	(1,660)

		$(2,013,055)			$(5,118)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–11

Presidential® Managed Risk 2030 Fund

Statement of Net Assets

September 30, 2013

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–99.20%
Commodity Fund–1.79%
†iShares S&P GSCI Commodity-Indexed Trust	6,591	$213,417

		213,417

Equity Funds–41.14%
iShares Russell 2000 Index Fund	3,277	349,394
iShares S&P MidCap 400 Index Fund	2,799	347,468
SPDR® S&P 500 ETF	24,951	4,194,263

		4,891,125

Fixed Income Funds–24.87%
iShares Barclays 0-5 Year TIPS Bond Fund	2,229	225,441
iShares Barclays TIPS Bond Fund	2,050	230,789
iShares Floating Rate Note Fund	4,422	224,195
SPDR® Barclays Capital High Yield Bond ETF	2,835	112,946
Vanguard Mortgage-Backed Securities ETF	4,430	228,189
Vanguard Total Bond Market ETF	23,929	1,935,378

		2,956,938

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–24.41%
iShares Core MSCI Emerging Markets ETF	9,409	$457,748
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	7,023	235,060
Vanguard FTSE Developed Markets ETF	50,014	1,979,554
Vanguard Total World Stock ETF	4,139	229,921

		2,902,283

International Fixed Income Fund–3.89%
SPDR® Barclays Capital International Treasury Bond ETF	7,934	463,108

		463,108

Money Market Fund–3.10%
Dreyfus Treasury & Agency Cash Management Fund	368,007	368,007

		368,007

Total Unaffiliated Investment Companies (Cost $10,790,842)		11,794,878

TOTAL VALUE OF SECURITIES–99.20% (Cost $10,790,842)	11,794,878
*RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.80%	95,505

NET ASSETS APPLICABLE TO 1,050,738 SHARES OUTSTANDING–100.00%.	$11,890,383

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2030 FUND CLASS A ($9,372,806 / 828,598 Shares)	$11.31

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2030 FUND CLASS C ($11,468 / 1,016 Shares)	$11.29

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2030 FUND CLASS I ($2,506,109 / 221,124 Shares)	$11.33

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$11,087,696
Undistributed net investment income	82,946
Accumulated net realized loss on investments	(280,010)
Net unrealized appreciation of investments and derivatives.	999,751

Total net assets	$11,890,383

†	Non-income producing for the period.
*	Includes $35,500 cash and $26,299 foreign currencies pledged as collateral for futures contracts.

Net Asset Value and Offering Price Per Share–Presidential® Managed Risk 2030 Fund
Net asset value Class A (A)	$11.31
Sales charge (5.75% of offering price) (B)	0.69

Offering price	$12.00

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

Presidential® Managed Risk Funds–12

Presidential® Managed Risk 2030 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at September 30, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(8)	E-mini S&P 500 Index	$(674,522)	$(669,720)	12/21/13	$4,802
(3)	Euro Currency	(499,266)	(507,263)	12/19/13	(7,997)
(9)	Euro STOXX 50 Index	(349,182)	(350,537)	12/24/13	(1,355)

		$(1,522,970)			$(4,550)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–13

Presidential® Managed Risk 2040 Fund

Statement of Net Assets

September 30, 2013

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–97.86%
Commodity Fund–1.75%
†iShares S&P GSCI Commodity-Indexed Trust	4,052	$131,204

		131,204

Equity Funds–45.74%
iShares Russell 2000 Index Fund	2,685	286,275
iShares S&P MidCap 400 Index Fund	2,294	284,777
SPDR® S&P 500 ETF	16,966	2,851,985

		3,423,037

Fixed Income Funds–14.01%
iShares Floating Rate Note Fund	1,357	68,800
Vanguard Mortgage-Backed Securities ETF	2,723	140,262
Vanguard Total Bond Market ETF	10,384	839,858

		1,048,920

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–29.52%
iShares Core MSCI Emerging Markets ETF	5,783	$281,343
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4,349	145,561
Vanguard FTSE Developed Markets ETF	37,899	1,500,042
Vanguard Total World Stock ETF	5,079	282,138

		2,209,084

International Fixed Income Fund–2.84%
SPDR® Barclays Capital International Treasury Bond ETF	3,647	212,875

		212,875

Money Market Fund–4.00%
Dreyfus Treasury & Agency Cash Management Fund	299,255	299,255

		299,255

Total Unaffiliated Investment Companies (Cost $6,528,251)		7,324,375

TOTAL VALUE OF SECURITIES–97.86% (Cost $6,528,251)	7,324,375
*RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.14%	160,207

NET ASSETS APPLICABLE TO 646,381 SHARES OUTSTANDING–100.00%	$7,484,582

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2040 FUND CLASS A ($4,729,385 / 408,695 Shares)	$11.57

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2040 FUND CLASS C ($11,755 / 1,018 Shares)	$11.55

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2040 FUND CLASS I ($2,743,442 / 236,668 Shares)	$11.59

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$6,854,505
Undistributed net investment income	60,009
Accumulated net realized loss on investments	(222,580)
Net unrealized appreciation of investments and derivatives.	792,648

Total net assets	$7,484,582

†	Non-income producing for the period.
*	Includes $22,500 cash and $17,533 foreign currencies pledged as collateral for futures contracts.

Net Asset Value and Offering Price Per Share–Presidential® Managed Risk 2040 Fund
Net asset value Class A (A)	$11.57
Sales charge (5.75% of offering price) (B)	0.71

Offering price	$12.28

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

Presidential® Managed Risk Funds–14

Presidential® Managed Risk 2040 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at September 30, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(5)	E-mini S&P 500 Index	$(420,526)	$(418,575)	12/21/13	$1,951
(2)	Euro Currency	(332,844)	(338,175)	12/19/13	(5,331)
(6)	Euro STOXX 50 Index	(233,437)	(233,691)	12/24/13	(254)

		$(986,807)			$(3,634)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–15

Presidential® Managed Risk 2050 Fund

Statement of Net Assets

September 30, 2013

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES–99.44%
Commodity Fund–1.74%
†iShares S&P GSCI Commodity-Indexed Trust	2,446	$79,201

		79,201

Equity Funds–48.18%
iShares Russell 2000 Index Fund	1,624	173,151
iShares S&P MidCap 400 Index Fund	1,387	172,182
SPDR® S&P 500 ETF	10,996	1,848,428

		2,193,761

Fixed Income Fund–4.64%
Vanguard Total Bond Market ETF	2,614	211,420

		211,420

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT COMPANIES (continued)
International Equity Funds–38.78%
iShares Core MSCI Emerging Markets ETF	3,515	$171,005
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3,906	130,734
Vanguard FTSE Developed Markets ETF	32,676	1,293,316
Vanguard Total World Stock ETF	3,067	170,372

		1,765,427

Money Market Fund–6.10%
Dreyfus Treasury & Agency Cash Management Fund	277,554	277,554

		277,554

Total Unaffiliated Investment Companies (Cost $3,852,843)		4,527,363

TOTAL VALUE OF SECURITIES–99.44% (Cost $3,852,843)	4,527,363
*RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.56%	25,385

NET ASSETS APPLICABLE TO 390,793 SHARES OUTSTANDING–100.00%	$4,552,748

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2050 FUND CLASS A ($1,877,291 / 161,300 Shares)	$11.64

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2050 FUND CLASS C ($11,857 / 1,021 Shares)	$11.61

NET ASSET VALUE–PRESIDENTIAL® MANAGED RISK 2050 FUND CLASS I ($2,663,600 / 228,472 Shares)	$11.66

COMPONENTS OF NET ASSETS AT SEPTEMBER 30, 2013:
Shares of beneficial interest (unlimited authorization–no par)	$4,050,944
Undistributed net investment income	41,757
Accumulated net realized loss on investments	(212,405)
Net unrealized appreciation of investments and derivatives.	672,452

Total net assets	$4,552,748

†	Non-income producing for the period.
*	Includes $13,000 cash and $11,689 foreign currencies pledged as collateral for future contracts and $6,102 payable for securities purchased as of September 30, 2013.

Net Asset Value and Offering Price Per Share–Presidential® Managed Risk 2050 Fund
Net asset value Class A (A)	$11.64
Sales charge (5.75% of offering price) (B)	0.71

Offering price	$12.35

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

Presidential® Managed Risk Funds–16

Presidential® Managed Risk 2050 Fund

Statement of Net Assets (continued)

The following futures contracts were outstanding at September 30, 2013:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(3)	E-mini S&P 500 Index	$(252,316)	$(251,145)	12/21/13	$1,171
(1)	Euro Currency	(166,422)	(169,088)	12/19/13	(2,666)
(4)	Euro STOXX 50 Index	(155,084)	(155,794)	12/24/13	(710)

		$(573,822)			$(2,205)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 7 in “Notes to Financial Statements.”

Summary of Abbreviations:

ETF–Exchange-Traded Fund

SPDR–Standard & Poor’s Depositary Receipts

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–17

Presidential® Managed Risk Funds

Statements of Operations

Year Ended September 30, 2013

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investment companies	$257,448	$258,519	$182,537	$121,832	$84,896
Foreign tax withheld	(1,198)	(1,191)	(938)	(720)	(732)

	256,250	257,328	181,599	121,112	84,164

EXPENSES:
Accounting and administration expenses	122,885	121,445	102,327	85,143	75,167
Management fees	49,335	48,578	33,669	21,483	14,522
Distribution fees-Class A	25,300	24,537	15,416	7,619	3,138
Distribution fees-Class C	54	55	55	56	56
Professional fees	21,107	20,805	20,023	18,568	18,105
Registration fees	20,779	20,051	18,333	19,927	18,780
Transfer agent fees and expenses	20,694	20,675	20,673	20,673	20,673
Shareholder servicing fees	18,500	18,216	12,626	8,056	5,445
Reports and statements to shareholders	12,206	12,217	11,055	10,200	9,627
Service fees	8,219	8,170	7,985	7,846	7,775
Custodian fees	3,636	3,375	3,159	2,059	1,284
Consulting fees	3,094	3,113	2,751	2,498	2,302
Trustees’ fees	231	200	141	92	71
Pricing fees.	111	111	120	102	74
Other	4,006	3,786	3,270	2,968	2,799

	310,157	305,334	251,603	207,290	179,818
Less expenses waived	(192,300)	(189,660)	(173,003)	(159,334)	(149,395)
Less management fees waived	(12,334)	(12,144)	(8,417)	(5,371)	(3,631)

Total operating expenses	105,523	103,530	70,183	42,585	26,792

NET INVESTMENT INCOME	150,727	153,798	111,416	78,527	57,372

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Distributions from unaffiliated investment companies	17,558	12,449	7,289	2,917	709
Sale of investments in unaffiliated investment companies	(60,583)	(22,318)	1,447	4,659	11,234
Futures contracts	(152,400)	(230,335)	(191,159)	(136,410)	(122,349)
Foreign currencies	1,270	2,056	1,823	1,578	1,453

Net realized loss	(194,155)	(238,148)	(180,600)	(127,256)	(108,953)

Net change in unrealized appreciation (depreciation) of:
Investments in unaffiliated investment companies	749,786	960,799	786,457	596,655	486,066
Futures contracts	(7,026)	(15,761)	(10,207)	(9,289)	(6,011)
Foreign currencies	394	491	343	250	183

Net change in unrealized appreciation (depreciation)	743,154	945,529	776,593	587,616	480,238

NET REALIZED AND UNREALIZED GAIN	548,999	707,381	595,993	460,360	371,285

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$699,726	$861,179	$707,409	$538,887	$428,657

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–18

Presidential® Managed Risk Funds

Statements of Changes in Net Assets

	Presidential® Managed Risk 2010 Fund		Presidential® Managed Risk 2020 Fund		Presidential® Managed Risk 2030 Fund
	Year Ended 9/30/13	11/2/11* to 9/30/12	Year Ended 9/30/13	11/2/11* to 9/30/12	Year Ended 9/30/13	11/2/11* to 9/30/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$150,727	$63,409	$153,798	$64,066	$111,416	$52,289
Net realized loss	(194,155)	(55,376)	(238,148)	(84,153)	(180,600)	(95,144)
Net change in unrealized appreciation (depreciation)	743,154	273,112	945,529	278,409	776,593	223,158

Net increase in net assets resulting from operations	699,726	281,145	861,179	258,322	707,409	180,303

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(61,215)	(19,635)	(51,178)	(15,221)	(34,668)	(6,750)
Class C	(68)	(91)	(66)	(98)	(59)	(101)
Class I	(16,254)	(27,220)	(15,974)	(28,688)	(14,264)	(29,212)
Net realized gain:
Class A	(7,063)	—	(2,047)	—	—	—
Class C	(9)	—	(3)	—	—	—
Class I	(1,806)	—	(607)	—	—	—

	(86,415)	(46,946)	(69,875)	(44,007)	(48,991)	(36,063)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	9,861,129	5,913,435	11,058,811	4,391,718	8,668,391	2,238,458
Class C	—	10,000	—	10,000	—	10,000
Class I	94,267	1,979,884	598,671	1,991,442	213,227	1,980,075
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	68,278	19,635	53,225	15,221	34,668	6,750
Class C	77	91	68	98	59	101
Class I	18,060	27,220	16,581	28,688	14,264	29,212

	10,041,811	7,950,265	11,727,356	6,437,167	8,930,609	4,264,596

Cost of shares redeemed:
Class A	(3,212,244)	(459,776)	(1,420,273)	(90,714)	(1,833,667)	(273,230)
Class I	(257)	—	(89,557)	(20)	(583)	—

	(3,212,501)	(459,776)	(1,509,830)	(90,734)	(1,834,250)	(273,230)

Increase in net assets derived from capital share transactions	6,829,310	7,490,489	10,217,526	6,346,433	7,096,359	3,991,366

NET INCREASE IN NET ASSETS	7,442,621	7,724,688	11,008,830	6,560,748	7,754,777	4,135,606
NET ASSETS:
Beginning of period	7,724,688	—	6,560,748	—	4,135,606	—

End of period	$15,167,309	$7,724,688	$17,569,578	$6,560,748	$11,890,383	$4,135,606

Undistributed net investment income	$98,197	$17,923	$113,332	$21,679	$82,946	$16,955

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–19

Presidential® Managed Risk Funds

Statements of Changes in Net Assets (continued)

	Presidential® Managed Risk 2040 Fund		Presidential® Managed Risk 2050 Fund
	Year Ended 9/30/13	11/2/11* to 9/30/12	Year Ended 9/30/13	11/2/11* to 9/30/12
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$78,527	$48,755	$57,372	$50,070
Net realized loss.	(127,256)	(93,311)	(108,953)	(102,384)
Net change in unrealized appreciation (depreciation)	587,616	205,032	480,238	192,214

Net increase in net assets resulting from operations	538,887	160,476	428,657	139,900

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(18,624)	(2,204)	(11,206)	(553)
Class C	(67)	(113)	(91)	(120)
Class I	(15,985)	(31,857)	(21,965)	(32,837)
Net realized gain:
Class A	(252)	—	—	—
Class C	(1)	—	—	—
Class I	(202)	—	—	—

	(35,131)	(34,174)	(33,262)	(33,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	4,165,464	1,004,292	1,800,721	259,757
Class C	—	10,000	1	10,000
Class I	377,199	1,991,582	225,579	2,064,783
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	18,876	2,204	11,206	553
Class C	68	113	91	120
Class I	16,187	31,857	21,965	32,837

	4,577,794	3,040,048	2,059,563	2,368,050

Cost of shares redeemed:
Class A	(637,055)	(125,138)	(339,317)	(1,000)
Class I	(1,104)	(21)	(24,175)	(12,158)

	(638,159)	(125,159)	(363,492)	(13,158)

Increase in net assets derived from capital share transactions	3,939,635	2,914,889	1,696,071	2,354,892

NET INCREASE IN NET ASSETS	4,443,391	3,041,191	2,091,466	2,461,282
NET ASSETS:
Beginning of period	3,041,191	—	2,461,282	—

End of period	$7,484,582	$3,041,191	$4,552,748	$2,461,282

Undistributed net investment income	$60,009	$14,173	$41,757	$16,404

*	Date of commencement of operations.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–20

Presidential® Managed Risk 2010 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2010 Fund Class A
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.58	$10.00

Income from investment operations:
Net investment income[2]	0.13	0.17
Net realized and unrealized gain	0.48	0.52

Total from investment operations.	0.61	0.69

Less dividends and distributions from:
Net investment income	(0.08)	(0.11)
Net realized gain	(0.01)	—

Total dividends and distributions	(0.09)	(0.11)

Net asset value, end of period	$11.10	$10.58

Total return[3]	5.78%	6.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,812	$5,592
Ratio of expenses to average net assets[4]	0.90%	0.86%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.56%	5.41%
Ratio of net investment income to average net assets	1.18%	1.79%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.48%)	(2.76%)
Portfolio turnover	36%	42%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–21

Presidential® Managed Risk 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2010 Fund Class C
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.58	$10.00

Income from investment operations:
Net investment income[2]	0.10	0.14
Net realized and unrealized gain	0.47	0.53

Total from investment operations	0.57	0.67

Less dividends and distributions from:
Net investment income	(0.07)	(0.09)
Net realized gain	(0.01)	—

Total dividends and distributions	(0.08)	(0.09)

Net asset value, end of period	$11.07	$10.58

Total return[3]	5.39%	6.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$11
Ratio of expenses to average net assets[4]	1.15%	1.11%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.81%	5.66%
Ratio of net investment income to average net assets.	0.93%	1.54%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.73%)	(3.01%)
Portfolio turnover	36%	42%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–22

Presidential® Managed Risk 2010 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2010 Fund Class I
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.58	$10.00

Income from investment operations:
Net investment income[2]	0.15	0.19
Net realized and unrealized gain.	0.48	0.53

Total from investment operations	0.63	0.72

Less dividends and distributions from:
Net investment income	(0.08)	(0.14)
Net realized gain	(0.01)	—

Total dividends and distributions	(0.09)	(0.14)

Net asset value, end of period	$11.12	$10.58

Total return[3]	6.00%	7.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,344	$2,122
Ratio of expenses to average net assets[4]	0.65%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.31%	5.16%
Ratio of net investment income to average net assets	1.43%	2.04%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.23%)	(2.51%)
Portfolio turnover	36%	42%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–23

Presidential® Managed Risk 2020 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2020 Fund Class A
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations:
Net investment income[2]	0.13	0.18
Net realized and unrealized gain	0.65	0.51

Total from investment operations.	0.78	0.69

Less dividends and distributions from:
Net investment income	(0.08)	(0.12)
Net realized gain	— [3]	—

Total dividends and distributions	(0.08)	(0.12)

Net asset value, end of period	$11.27	$10.57

Total return[4]	7.41%	6.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,747	$4,415
Ratio of expenses to average net assets[5]	0.90%	0.86%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	2.56%	5.73%
Ratio of net investment income to average net assets	1.22%	1.93%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.44%)	(2.94%)
Portfolio turnover	21%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Net realized gain on investments distributions of $2,047 were made by the Fund’s Class A, which calculated to de minimus amounts of $0.00 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–24

Presidential® Managed Risk 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2020 Fund Class C
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.16
Net realized and unrealized gain	0.64	0.51

Total from investment operations	0.75	0.67

Less dividends and distributions from:
Net investment income	(0.07)	(0.10)
Net realized gain	— [3]	—

Total dividends and distributions	(0.07)	(0.10)

Net asset value, end of period	$11.25	$10.57

Total return[4]	7.12%	6.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$11
Ratio of expenses to average net assets[5]	1.15%	1.11%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	2.81%	5.98%
Ratio of net investment income to average net assets.	0.97%	1.68%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.69%)	(3.19%)
Portfolio turnover	21%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Net realized gain on investments distributions of $3 were made by the Fund’s Class C, which calculated to de minimus amounts of $0.00 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–25

Presidential® Managed Risk 2020 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2020 Fund Class I
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.57	$10.00

Income from investment operations:
Net investment income[2]	0.16	0.20
Net realized and unrealized gain.	0.64	0.51

Total from investment operations	0.80	0.71

Less dividends and distributions from:
Net investment income	(0.08)	(0.14)
Net realized gain	— [3]	—

Total dividends and distributions	(0.08)	(0.14)

Net asset value, end of period	$11.29	$10.57

Total return[4]	7.64%	7.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,811	$2,135
Ratio of expenses to average net assets[5]	0.65%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	2.31%	5.48%
Ratio of net investment income to average net assets	1.47%	2.18%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.19%)	(2.69%)
Portfolio turnover	21%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Net realized gain on investments distributions of $607 were made by the Fund’s Class I, which calculated to de minimus amounts of $0.00 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–26

Presidential® Managed Risk 2030 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2030 Fund Class A
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.51	$10.00

Income from investment operations:
Net investment income[2]	0.14	0.18
Net realized and unrealized gain	0.73	0.45

Total from investment operations.	0.87	0.63

Less dividends and distributions from:
Net investment income	(0.07)	(0.12)

Total dividends and distributions	(0.07)	(0.12)

Net asset value, end of period	$11.31	$10.51

Total return[3]	8.30%	6.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,373	$2,015
Ratio of expenses to average net assets[4]	0.90%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.05%	6.90%
Ratio of net investment income to average net assets	1.25%	1.94%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.90%)	(4.11%)
Portfolio turnover	32%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–27

Presidential® Managed Risk 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2030 Fund Class C
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.50	$10.00

Income from investment operations:
Net investment income[2]	0.11	0.16
Net realized and unrealized gain	0.74	0.44

Total from investment operations	0.85	0.60

Less dividends and distributions from:
Net investment income	(0.06)	(0.10)

Total dividends and distributions	(0.06)	(0.10)

Net asset value, end of period	$11.29	$10.50

Total return[3]	8.12%	6.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$11
Ratio of expenses to average net assets[4]	1.15%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.30%	7.15%
Ratio of net investment income to average net assets.	1.00%	1.69%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(1.15%)	(4.36%)
Portfolio turnover	32%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–28

Presidential® Managed Risk 2030 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2030 Fund Class I
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.50	$10.00

Income from investment operations:
Net investment income[2]	0.16	0.20
Net realized and unrealized gain.	0.74	0.45

Total from investment operations	0.90	0.65

Less dividends and distributions from:
Net investment income	(0.07)	(0.15)

Total dividends and distributions	(0.07)	(0.15)

Net asset value, end of period	$11.33	$10.50

Total return[3]	8.64%	6.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,506	$2,110
Ratio of expenses to average net assets[4]	0.65%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.80%	6.65%
Ratio of net investment income to average net assets	1.50%	2.19%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(0.65%)	(3.86%)
Portfolio turnover	32%	31%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–29

Presidential® Managed Risk 2040 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2040 Fund Class A
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.54	$10.00

Income from investment operations:
Net investment income[2]	0.15	0.20
Net realized and unrealized gain	0.95	0.47

Total from investment operations.	1.10	0.67

Less dividends and distributions from:
Net investment income	(0.07)	(0.13)
Net realized gain	— [3]	—

Total dividends and distributions	(0.07)	(0.13)

Net asset value, end of period	$11.57	$10.54

Total return[4]	10.56%	6.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,729	$898
Ratio of expenses to average net assets[5]	0.90%	0.85%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	3.96%	7.81%
Ratio of net investment income to average net assets	1.35%	2.07%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(1.71%)	(4.89%)
Portfolio turnover	26%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Net realized gain on investments distributions of $252 were made by the Fund’s Class A, which calculated to de minimus amounts of $0.00 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–30

Presidential® Managed Risk 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2040 Fund Class C
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.54	$10.00

Income from investment operations:
Net investment income[2]	0.12	0.17
Net realized and unrealized gain	0.96	0.48

Total from investment operations	1.08	0.65

Less dividends and distributions from:
Net investment income	(0.07)	(0.11)
Net realized gain	— [3]	—

Total dividends and distributions	(0.07)	(0.11)

Net asset value, end of period	$11.55	$10.54

Total return[4]	10.28%	6.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$11
Ratio of expenses to average net assets[5]	1.15%	1.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	4.21%	8.06%
Ratio of net investment income to average net assets.	1.10%	1.82%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(1.96%)	(5.14%)
Portfolio turnover	26%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Net realized gain on investments distributions of $1 were made by the Fund’s Class C, which calculated to de minimus amounts of $0.00 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–31

Presidential® Managed Risk 2040 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2040 Fund Class I
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.54	$10.00

Income from investment operations:
Net investment income[2]	0.18	0.22
Net realized and unrealized gain.	0.95	0.48

Total from investment operations	1.13	0.70

Less dividends and distributions from:
Net investment income	(0.08)	(0.16)
Net realized gain	— [3]	—

Total dividends and distributions	(0.08)	(0.16)

Net asset value, end of period	$11.59	$10.54

Total return[4]	10.80%	7.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,744	$2,132
Ratio of expenses to average net assets[5]	0.65%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	3.71%	7.56%
Ratio of net investment income to average net assets	1.60%	2.32%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(1.46%)	(4.64%)
Portfolio turnover	26%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Net realized gain on investments distributions of $202 were made by the Fund’s Class I, which calculated to de minimus amounts of $0.00 per share.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–32

Presidential® Managed Risk 2050 Fund

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2050 Fund Class A
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.46	$10.00

Income from investment operations:
Net investment income[2]	0.16	0.22
Net realized and unrealized gain	1.12	0.38

Total from investment operations.	1.28	0.60

Less dividends and distributions from:
Net investment income	(0.10)	(0.14)

Total dividends and distributions	(0.10)	(0.14)

Net asset value, end of period	$11.64	$10.46

Total return[3]	12.31%	6.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,877	$266
Ratio of expenses to average net assets[4]	0.90%	0.84%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.11%	8.34%
Ratio of net investment income to average net assets	1.42%	2.32%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(2.79%)	(5.18%)
Portfolio turnover	25%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–33

Presidential® Managed Risk 2050 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2050 Fund Class C
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.46	$10.00

Income from investment operations:
Net investment income[2]	0.13	0.19
Net realized and unrealized gain	1.11	0.39

Total from investment operations	1.24	0.58

Less dividends and distributions from:
Net investment income	(0.09)	(0.12)

Total dividends and distributions	(0.09)	(0.12)

Net asset value, end of period	$11.61	$10.46

Total return[3]	11.95%	5.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$10
Ratio of expenses to average net assets[4]	1.15%	1.09%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.36%	8.59%
Ratio of net investment income to average net assets.	1.17%	2.07%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(3.04%)	(5.43%)
Portfolio turnover	25%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–34

Presidential® Managed Risk 2050 Fund

Financial Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Presidential® Managed Risk 2050 Fund Class I
	Year Ended 9/30/13	11/2/11[1] to 9/30/12
Net asset value, beginning of period	$10.46	$10.00

Income from investment operations:
Net investment income[2]	0.18	0.24
Net realized and unrealized gain.	1.13	0.38

Total from investment operations	1.31	0.62

Less dividends and distributions from:
Net investment income	(0.11)	(0.16)

Total dividends and distributions	(0.11)	(0.16)

Net asset value, end of period	$11.66	$10.46

Total return[3]	12.59%	6.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,664	$2,185
Ratio of expenses to average net assets[4]	0.65%	0.59%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.86%	8.09%
Ratio of net investment income to average net assets	1.67%	2.57%
Ratio of net investment loss to average net assets prior to expenses waived/reimbursed	(2.54%)	(4.93%)
Portfolio turnover	25%	29%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Presidential® Managed Risk Funds–35

Presidential® Managed Risk Funds

Notes to Financial Statements

September 30, 2013

Lincoln Advisors Trust (LAT or the Trust) is organized as a Delaware statutory trust and consists of 6 series (Series). These financial statements and the related notes pertain to: Presidential® Managed Risk 2010 Fund (formerly PresidentialSM Protected Profile 2010 Fund), Presidential® Managed Risk 2020 Fund (formerly PresidentialSM Protected Profile 2020 Fund), Presidential® Managed Risk 2030 Fund (formerly PresidentialSM Protected Profile 2030 Fund), Presidential® Managed Risk 2040 Fund (formerly PresidentialSM Protected Profile 2040 Fund) and Presidential® Managed Risk 2050 Fund (formerly PresidentialSM Protected Profile 2050 Fund) (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class C and Class I shares. The Class A shares and Class C shares are subject to a distribution and service (Rule 12b-1) fee. Class A shares are sold with a maximum front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first eighteen months. Class C shares are normally subject to a CDSC of 0.50%, if redeemed during the first twelve months. Class I shares are not subject to a sales charge. The Funds’ shares are available only to investors purchasing through Lincoln affiliates.

Each Fund will invest a significant portion of its assets in exchange-traded funds (ETFs) and investment companies (mutual funds) that are advised by non-affiliated managers (collectively, the Underlying Funds). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds will employ a passive investment style (i.e., index funds). In addition to mutual fund investments, the Funds employ an actively managed risk management overlay strategy that invests directly in exchange-traded futures to seek to control overall portfolio volatility and hedge downside equity market risk.

The Funds are target-date funds, which are designed for investors planning to retire close to the year indicated in the name of the Fund.

Each Fund’s investment objective is to seek the highest total return over time with an increased emphasis on capital preservation as the target date approaches. Thereafter, an emphasis will be placed on high current income with a secondary focus on capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation–ETFs, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. The value of the Funds’ investments in Underlying Funds that are open-end Funds is based on the published net asset value (NAV) of an Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open. Determination of the Underlying Funds’ NAVs is the responsibility of the Underlying Funds and not the Funds. Securities of each Underlying Fund are valued under the valuation policy of each Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information. Futures contracts are valued at the daily quoted settlement prices.

Federal Income Taxes–No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax provision taken on federal income tax returns for the open tax years (September 30, 2012-September 30, 2013), and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Class Accounting–Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which is due to changes in the foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

Presidential® Managed Risk Funds–36

Presidential® Managed Risk Funds

Notes to Financial Statements (continued)

1. Significant Accounting Policies (continued)

date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other–Expenses common to all Series of the Trust are allocated to each Series based on their relative net assets. Expenses exclusive to a specific Series within the Trust are charged directly to the applicable Series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. The Funds declare and distribute dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custodian fees. There were no earnings credits for the year ended September 30, 2013.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Advisors Corporation (LIAC) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio and providing certain administrative services to each Fund. For its services, LIAC receives a management fee at an annual rate of 0.40% of the average daily net assets of each Fund. This fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of average daily net assets of each Fund. This agreement will continue at least through January 28, 2014, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (Board) and LIAC.

LIAC has contractually agreed to reimburse each Fund to the extent that the Funds’ annual operating expenses (excluding Underlying Fund fees and expenses and shareholder services fees) exceed 0.50% of each Fund’s average daily net assets for Class I shares (0.75% for Class A shares and 1.00% for Class C shares). The agreement will continue at least through January 28, 2014, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.

Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds paid Lincoln Life a monthly fee which was 0.01% of the average daily net assets of the Funds during the month, subject to an annual minimum of $150,000 per year at the Trust level, and reimbursed Lincoln Life for the cost of internal legal services it provided to the Funds through December 31, 2012. Effective January 1, 2013, the Funds are reimbursing Lincoln Life for the cost of administration and internal legal services. For the year ended September 30, 2013, fees for these administrative and legal services amounted as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Administration fees	$55,904	$55,640	$42,198	$29,637	$22,235
Legal fees	19,827	18,657	13,026	8,439	5,885

Lincoln Life also performs daily trading operations. For the year ended September 30, 2013, each Fund reimbursed Lincoln Life for the cost of these sevices as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Trading operation fees	$152	$145	$100	$65	$45

Pursuant to a distribution and service plan, the Funds are authorized to pay service organizations, including affiliates of LIAC, out of the assets of the Class A shares and Class C shares, an annual fee (Plan Fee) not to exceed 0.30% of average daily net assets of the Class A shares and 1.00% of average daily net assets of the Class C shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with Lincoln Financial Distributors, Inc. (LFD), an affiliate of LIAC, whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Class A shares and 0.50% of the Class C shares. This limitation can be adjusted only with the consent of the Board. No distribution expenses are paid by Class I shares.

In addition to the Plan Fee, the Funds may pay a Servicing Fee to parties who perform certain shareholder services such as recordkeeping, maintaining shareholder accounts and other client and communication services. The Servicing Fee cannot exceed 0.25% of daily average net assets. The Trust pays Lincoln Retirement Services Company (LRSC), a wholly owned subsidiary of Lincoln Life, a Servicing Fee of 0.15%.

Presidential® Managed Risk Funds–37

Presidential® Managed Risk Funds

Notes to Financial Statements (continued)

2. Management Fees and Other Transactions With Affiliates (continued)

In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these funds at different times, the amount of fees and expenses incurred indirectly will vary.

At September 30, 2013, the Funds had receivables due from or liabilities payable to affiliates as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Expense reimbursement from LIAC	$20,418	$21,459	$17,735	$14,796	$12,822
Management fees payable to LIAC	3,738	4,256	2,889	1,798	1,114
Distribution fees payable to LFD	2,639	2,976	1,899	941	388
Servicing fees payable to LRSC	1,869	2,128	1,445	899	557
Trading operation fees payable to Lincoln Life	11	12	8	5	3

Certain officers and trustees of the Funds are also officers or directors of Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York and receive no compensation from the Funds. The Funds pay the compensation of unaffiliated trustees.

3. Investments

For the year ended September 30, 2013, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Purchases	$11,069,052	$12,311,950	$9,351,838	$4,873,502	$2,321,699
Sales	4,298,813	2,503,801	2,565,152	1,323,831	845,804

At September 30, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Cost of investments	$14,083,147	$16,275,368	$10,830,421	$6,555,051	$3,866,994

Aggregate unrealized appreciation	$1,188,653	$1,389,341	$1,095,059	$838,956	$688,435
Aggregate unrealized depreciation	(272,568)	(210,102)	(130,602)	(69,632)	(28,066)

Net unrealized appreciation	$916,085	$1,179,239	$964,457	$769,324	$660,369

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Presidential® Managed Risk Funds–38

Presidential® Managed Risk Funds

Notes to Financial Statements (continued)

3. Investments (continued)

The following table summarizes the valuation of each Fund’s investments by fair value hierarchy levels as of September 30, 2013:

Level 1	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Unaffiliated Investment Companies	$14,999,232	$17,454,607	$11,794,878	$7,324,375	$4,527,363

Futures Contracts	$(2,638)	$(5,118)	$(4,550)	$(3,634)	$(2,205)

There were no Level 3 investments at the beginning or end of the year.

During the year ended September 30, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments. The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period in which the transfer occured.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the year ended September 30, 2013 and the period November 2, 2011* through September 30, 2012 was as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Year ended September 30, 2013:
Ordinary income	$82,382	$67,917	$48,991	$34,679	$33,262
Long-term capital gains	4,033	1,958	—	452	—

Total	$86,415	$69,875	$48,991	$35,131	$33,262

November 2, 2011* through September 30, 2012:
Ordinary income	$46,946	$44,007	$36,063	$34,174	$33,510

*	Date of commencement of operations

5. Components of Net Assets on a Tax Basis

As of September 30, 2013, the components of net assets on a tax basis were as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Shares of beneficial interest	$14,319,756	$16,563,920	$11,087,696	$6,854,505	$4,050,944
Undistributed ordinary income	98,197	113,332	82,946	60,009	41,757
Capital loss carry forwards	—	—	(64,997)	—	(46,906)
Qualified late year capital losses deferred	(24,932)	(71,927)	—	(40,739)	—
Other temporary differences	(142,137)	(215,324)	(179,984)	(158,675)	(153,553)
Unrealized appreciation	916,425	1,179,577	964,722	769,482	660,506

Net assets	$15,167,309	$17,569,578	$11,890,383	$7,484,582	$4,552,748

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses due to wash sales, straddles, partnership interest and mark-to-market of futures contracts.

Qualified late year losses represent losses realized on investment transactions from November 1, 2012 through September 30, 2013 that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Presidential® Managed Risk Funds–39

Presidential® Managed Risk Funds

Notes to Financial Statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, partnership income, distributions received from the Underlying Funds and non-deductible expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended September 30, 2013, the Funds recorded the following reclassifications:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Undistributed net investment income	$7,084	$5,073	$3,566	$1,985	$1,243
Accumulated net realized loss	(7,084)	(5,073)	(3,566)	(2,005)	(1,263)
Paid-in capital	—	—	—	20	20

The Regulated Investment Company Modernization Act of 2010 (the Act) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.

In 2013, the Funds utilized capital loss carryforwards as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Loss carryforward character:
Short-term	$—	$5,012	$—	$1,808	$—

Loss incurred that will be carried forward under the Act are as follows:

	Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
Loss carryforward character:
Short-term	$—	$—	$30,728	$—	$26,147
Long-term	—	—	34,269	—	20,759

6. Capital Shares

Transactions in capital shares were as follows:

	Presidential® Managed Risk 2010 Fund		Presidential® Managed Risk 2020 Fund		Presidential® Managed Risk 2030 Fund
	Year Ended 9/30/13	11/2/11* to 9/30/12	Year Ended 9/30/13	11/2/11* to 9/30/12	Year Ended 9/30/13	11/2/11* to 9/30/12
Shares sold:
Class A	913,631	571,363	1,014,513	424,878	800,430	218,147
Class C	—	1,000	—	1,000	—	1,000
Class I	8,519	198,000	53,367	199,157	18,913	198,000
Shares issued upon reinvestment of dividends and distributions:
Class A	6,496	1,862	5,059	1,445	3,311	644
Class C	7	9	6	10	6	10
Class I	1,718	2,672	1,576	2,827	1,362	2,900

	930,371	774,906	1,074,521	629,317	824,022	420,701

Shares redeemed:
Class A	(293,938)	(44,765)	(128,967)	(8,647)	(166,920)	(27,014)
Class I	(23)	—	(8,006)	(2)	(51)	—

	(293,961)	(44,765)	(136,973)	(8,649)	(166,971)	(27,014)

Net increase	636,410	730,141	937,548	620,668	657,051	393,687

Presidential® Managed Risk Funds–40

Presidential® Managed Risk Funds

Notes to Financial Statements (continued)

6. Capital Shares (continued)

	Presidential® Managed Risk 2040 Fund		Presidential® Managed Risk 2050 Fund
	Year Ended 9/30/13	11/2/11* to 9/30/12	Year Ended 9/30/13	11/2/11* to 9/30/12
Shares sold:
Class A	378,890	97,484	164,785	25,431
Class C	—	1,000	—	1,000
Class I	32,871	199,179	19,616	206,723
Shares issued upon reinvestment of dividends and distributions:
Class A	1,798	210	1,074	54
Class C	7	11	9	12
Class I	1,542	3,173	2,106	3,308

	415,108	301,057	187,590	236,528

Shares redeemed:
Class A	(57,270)	(12,417)	(29,947)	(97)
Class I	(95)	(2)	(2,094)	(1,187)

	(57,365)	(12,419)	(32,041)	(1,284)

Net increase	357,743	288,638	155,549	235,244

*	Date of commencement of operations

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Futures Contracts–Each Fund may use futures in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. In addition, each Fund may invest in futures as part of its risk management overlay strategy to seek to control overall portfolio volatility and hedge overall downside market risk. Upon entering into a futures contract, the Funds deposit cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Presidential® Managed Risk Funds–41

Presidential® Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Presidential® Managed Risk 2010 Fund

Fair values of derivative instruments as of September 30, 2013 were as follows:

	Asset Derivatives		Liabilities Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$3,903	Receivables and other assets net of liabilities	$(6,541)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(152,400)	$(7,026)

Presidential® Managed Risk 2020 Fund

Fair values of derivative instruments as of September 30, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$4,538	Receivables and other assets net of liabilities	$(9,656)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(230,335)	$(15,761)

Presidential® Managed Risk 2030 Fund

Fair values of derivative instruments as of September 30, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$4,802	Receivables and other assets net of liabilities	$(9,352)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(191,159)	$(10,207)

Presidential® Managed Risk Funds–42

Presidential® Managed Risk Funds

Notes to Financial Statements (continued)

7. Derivatives (continued)

Presidential® Managed Risk 2040 Fund

Fair values of derivative instruments as of September 30, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$1,951	Receivables and other assets net of liabilities	$(5,585)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(136,410)	$(9,289)

Presidential® Managed Risk 2050 Fund

Fair values of derivative instruments as of September 30, 2013 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Equity contracts (Futures contracts)	Receivables and other assets net of liabilities	$1,171	Receivables and other assets net of liabilities	$(3,376)

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2013 was as follows:

	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity contracts (Futures contracts)	Net realized loss on futures contracts and net unrealized appreciation (depreciation) of futures contracts	$(122,349)	$(6,011)

Derivatives Generally–The table below summarizes the average balance of derivative holdings by each Fund during year ended September 30, 2013. The average balance of derivatives held is generally similar to the volume of derivative activity for the year ended September 30, 2013.

	Asset Derivative Volume Futures Contracts (Average Notional Value)	Liability Derivative Volume Futures Contracts (Average Notional Value)
Presidential® Managed Risk 2010 Fund	$—	$888,328
Presidential® Managed Risk 2020 Fund	—	996,942
Presidential® Managed Risk 2030 Fund	—	807,299
Presidential® Managed Risk 2040 Fund	—	579,502
Presidential® Managed Risk 2050 Fund	—	525,180

8. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of material loss to be remote.

9. Subsequent Events

Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds’ financial statements.

Presidential® Managed Risk Funds–43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Presidential® Managed Risk Funds

We have audited the accompanying statements of net assets, including the schedules of investments, of the Presidential® Managed Risk 2010 Fund, Presidential® Managed Risk 2020 Fund, Presidential® Managed Risk 2030 Fund, Presidential® Managed Risk 2040 Fund and Presidential® Managed Risk 2050 Fund (five of the series constituting Lincoln Advisors Trust) (the Trust) as of September 30, 2013, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period November 2, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Presidential® Managed Risk 2010 Fund, Presidential® Managed Risk 2020 Fund, Presidential® Managed Risk 2030 Fund, Presidential® Managed Risk 2040 Fund and Presidential® Managed Risk 2050 Fund at September 30, 2013, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the year then ended and for the period November 2, 2011 (commencement of operations) to September 30, 2012, in conformity with U.S. generally accepted accounting principles.

November 18, 2013

Philadelphia, Pennsylvania

Presidential® Managed Risk Funds–44

Presidential® Managed Risk Funds

Other Fund Information (unaudited)

Tax Information

For the fiscal year ended September 30, 2013, the Funds reported distributions paid during the year as follows:

	(A) Long-Term Capital Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Qualifying Dividends[1]
Presidential® Managed Risk 2010 Fund	4.67%	95.33%	100.00%	$34,718
Presidential® Managed Risk 2020 Fund	2.80%	97.20%	100.00%	$28,732
Presidential® Managed Risk 2030 Fund	0.00%	100.00%	100.00%	$20,272
Presidential® Managed Risk 2040 Fund	1.29%	98.71%	100.00%	$13,195
Presidential® Managed Risk 2050 Fund	0.00%	100.00%	100.00%	$10,643

(A) and (B) are based on a percentage of the Fund’s total distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The Funds intend to pass through foreign tax credits in the maximum amount as follows:

Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
$1,198	$1,191	$938	$720	$732

The gross foreign source income earned during the fiscal year 2013 by the Funds was as follows:

Presidential® Managed Risk 2010 Fund	Presidential® Managed Risk 2020 Fund	Presidential® Managed Risk 2030 Fund	Presidential® Managed Risk 2040 Fund	Presidential® Managed Risk 2050 Fund
$15,941	$15,775	$12,482	$9,610	$9,858

Proxy Results

On October 7, 2013, the Trust held a special meeting of shareholders to approve the election of Trustees to the Board of Trustees. Shareholders of record on June 13, 2013 were entitled to vote on the proposal. The proposal was approved by shareholders of the Trust at the October 7, 2013 meeting. The following votes were recorded:

	Outstanding Shares	Total Voted	Percent For*	Percent Against*	Percent Abstain*
	4,499,184.155	41.520%
Daniel R. Hayes			41.520%	0.00%	0.00%
Steve A. Cobb			41.520%	0.00%	0.00%
Michael D. Coughlin			41.520%	0.00%	0.00%
Nancy L. Frisby			41.487%	0.033%	0.00%
Elizabeth S. Hager			41.520%	0.00%	0.00%
Gary D. Lemon			41.520%	0.00%	0.00%
Thomas A. Leonard			41.520%	0.00%	0.00%
Thomas D. Rath			41.520%	0.00%	0.00%
Pamela L. Salaway			41.520%	0.00%	0.00%
Kenneth G. Stella			41.520%	0.00%	0.00%
David H. Windley			41.520%	0.00%	0.00%

*	Amounts shown are percentages of outstanding shares on the record date rather than percentages of shares voted.

Approval of Investment Management Agreement with LIAC

On August 28 and September 16, 2013, the Board of Trustees of Lincoln Advisors Trust (“LAT” or, the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreements”) for the series of LAT (each a “Fund”).

The trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had met in executive session with their independent legal counsel and had requested and reviewed materials provided by LIAC and The Lincoln National Life Insurance Company (“Lincoln Life”) prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC and Lincoln Life provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment

Presidential® Managed Risk Funds–45

Presidential® Managed Risk Funds

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

performance, advisory fees and operating expense ratio of each Fund to other funds, and information about estimated profitability and/or financial condition and compliance and regulatory matters. The Independent Trustees were assisted in their evaluation of performance by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance. After reviewing the information received, the Independent Trustees requested supplemental information that was provided by LIAC. The Independent Trustees also received information from LIAC about the Funds throughout the year in connection with the regular quarterly Board meetings.

The Independent Trustees and their independent legal counsel met separately from the “interested” Trustee, Trust officers and Lincoln Life and LIAC employees to consider the renewal of the Advisory Agreements. The Independent Trustees reported that they had considered, among others, the factors listed below and reached the following conclusions with respect to their recommendation to the Board of Trustees. Based upon their review, the Independent Trustees concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed and, accordingly, recommended to the Board of Trustees the renewal of the Advisory Agreements.

In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis. The Board did not allot a particular weight to any one factor or group of factors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser including the background of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding portfolio manager compensation, trading and brokerage practices, soft dollar policies, and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel would continue to provide services to the Funds on behalf of LIAC and that Lincoln Life provided administrative services to the Funds under a separate administration agreement. Based on this information, the Board concluded that the services provided by LIAC were satisfactory.

Performance. The Board considered that the Funds are managed with an actively managed risk-management overlay using up to 20% of net assets. LIAC uses hedging instruments (short positions in exchange-traded futures contracts) to manage overall portfolio volatility and to protect the majority of the Funds’ portfolio securities. The Board considered that the Funds’ investment in exchange-traded futures and their resulting costs could limit the Funds’ upside participation in strong increasing markets relative to unhedged funds.

The Board reviewed performance information provided by Morningstar Associates, LLC (“Morningstar”), an independent provider of investment company data, as of June 30, 2013, for each Fund compared to the performance of funds in a peer group of a Morningstar category underlying target date funds (“Morningstar peer group”) and a benchmark index for the one year period ended June 30, 2013.

The Board reviewed the Presidential Managed Risk Profile 2010 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2000-2010 funds and a custom index (Presidential Protected Profile 2010 Composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in November 2011 which provided a limited period of time to evaluate investment performance. During this time, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets, the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Presidential Managed Risk Profile 2020 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2016-2020 funds and a custom index (Presidential Protected Profile 2020 Composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in November 2011 which provided a limited period of time to evaluate investment performance. During this time, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets, the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Presidential Managed Risk Profile 2030 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2026-2030 funds and a custom index (Presidential Protected Profile 2030 Composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in November 2011 which provided a limited period of time to evaluate investment performance. During this time, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets, the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Presidential Managed Risk Profile 2040 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2036-2040 funds and a custom index (Presidential Protected Profile 2040 Composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in November 2011 which provided a limited period

Presidential® Managed Risk Funds–46

Presidential® Managed Risk Funds

Other Fund Information (continued)

Approval of Investment Management Agreement with LIAC (continued)

of time to evaluate investment performance. During this time, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets, the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

The Board reviewed the Presidential Managed Risk Profile 2050 Fund’s return and standard deviation compared to the total returns and standard deviation of funds included in a peer group of Morningstar Target Date 2046-2050 funds and a custom index (Presidential Protected Profile 2050 Composite). The Board noted that the Fund’s return was below the median return of the Morningstar peer group and the benchmark index for the one year period. The Board considered that the Fund commenced investment operations in November 2011 which provided a limited period of time to evaluate investment performance. During this time, the Fund had been managed to reduce equity market risk and that during periods of rising equity markets, the Fund would be expected to underperform peer funds or benchmarks that were not risk managed. The Board concluded that the services provided by LIAC were satisfactory.

Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group for each Fund. The Board considered that management fees as reported by Morningstar for the peer group funds include separate administrative fees, to the extent the peer group funds pay separate administrative fees, although Morningstar did not include the Funds’ separate administrative fee in the Funds’ management fees in its report. The Board considered that LIAC had implemented an expense limitation and an advisory fee waiver for each of the Funds through January 28, 2014. The Board noted that the investment management fees for each Fund were above the median investment management fee of the respective Morningstar peer group. The Board considered that total expenses including acquired fund fees and expenses, giving effect to the advisory fee waiver and expense limitation for each Fund, were either at or above the median expense ratios of the respective Morningstar peer group. The Board concluded that each Fund’s investment management fee, coupled with the applicable expense limitation and advisory fee waiver, was reasonable in light of the nature, quality and extent of services provided by LIAC.

Economies of Scale and Profitability. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the asset level in each Fund and that LIAC had implemented an expense limitation and an advisory fee waiver for each Fund and concluded that economies of scale were appropriately shared with investors.

The Board also reviewed the profitability analysis to LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.

Fallout Benefits. The Board reviewed materials provided by management as to any additional benefits LIAC may receive due to its association with the Funds, and noted that affiliates of LIAC provide a variety of services to the Funds for which the affiliates are separately paid.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements are fair and reasonable, and that the continuation of each such agreement is in the best interests of each Fund.

Presidential® Managed Risk Funds–47

Officer/Trustee Information for Lincoln Advisors Trust (unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Daniel R. Hayes[1] Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1957	Chairman, President and Trustee	Chairman, President and Trustee since June 2011	Vice President, The Lincoln National Life Insurance Company; Formerly, Senior Vice President, Fidelity Investments	77	N/A

Steve A. Cobb 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1971	Trustee	Trustee since January 2013	Managing Director, CID Capital (private equity firm)	77	Formerly, Director of SPS Commerce (supply chain software provider)

Michael D. Coughlin 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1942	Trustee	Trustee since June 2011	Management Consultant, Owner of Coughlin Associates	77	Merrimack County Savings Bank; New Hampshire Mutual Bancorp, MHC

Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since June 2011	Retired; Formerly, Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	77	N/A

Elizabeth S. Hager 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1944	Trustee	Trustee since June 2011	Retired; Formerly, Representative of New Hampshire; Formerly, Executive Director, United Way of Merrimack County	77	N/A

Gary D. Lemon, PH.D 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Trustee	Trustee since June 2011	James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship; Professor of Economics and Management, DePauw University	77	N/A

Thomas D. Rath 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1945	Trustee	Trustee since June 2011	Managing Partner, Rath, Young and Pignatelli, P.C. (law firm)	77	Associated Grocers of New England (Director Emeritus)

Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since June 2011	Retired; President Emeritus, Indiana Hospital Association; Formerly, President Indiana Hospital Association	77	St. Vincent Health

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since June 2011	Retired; Formerly, Director of Blue & Co., LLC. (accounting firm)	77	N/A

Jeffrey D. Coutts[1] Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1969	Senior Vice President and Treasurer	Senior Vice President and Treasurer since March 2012	Treasurer, Lincoln National Corporation; Director, Lincoln Investment Advisors Corporation; Formerly, Senior Vice President, Insurance Solutions Financial Management, The Lincoln National Life Insurance Company; Formerly, Vice President, Product Development, Employer Markets Division, The Lincoln National Life Insurance Company	N/A	N/A

Presidential® Managed Risk Funds–48

Officer/Trustee Information for Lincoln Advisors Trust (continued)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Trust Complex* Overseen by Trustee	Other Directorships Held by Trustee
Jill R. Whitelaw, Esq.[1] Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1963	Vice President, Secretary and Chief Legal Officer	Vice President and Chief Legal Officer since December 2012, Secretary since June 2011	Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Secretary and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly, Of Counsel - Montgomery, McCracken, Walker & Rhoades; Director - Merrill Lynch & Co.	N/A	N/A

William P. Flory, Jr.[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1961	Chief Accounting Officer and Vice President	Chief Accounting Officer and Vice President since June 2011	Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Vice President and Treasurer, Lincoln Investment Advisors Corporation; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company	N/A	N/A

Kevin J. Adamson[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1966	Vice President	Vice President since June 2011	Vice President and Chief Operating Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management, The Lincoln National Life Insurance Company	N/A	N/A

Delson R. Campbell[1] 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company	N/A	N/A

Blake W. Martin[1] Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB:1956	Vice President	Vice President since December 2012	Vice President, Lincoln Investment Advisors Corporation and The Lincoln National Life Insurance Company and Head of Corporate Tax, Lincoln National Corporation; Formerly, Independent Consultant and Managing Director at Smart Business Advisory and Consulting, LLC.	N/A	N/A

John (Jack) A. Weston[1] One Granite Place Concord, NH 03301 YOB: 1959	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer since June 2011	Vice President and Chief Compliance Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company	N/A	N/A

David Weiss[1] One Granite Place Concord, NH 03301 YOB: 1976	Vice President	Vice President since June 2011	Vice President and Chief Investment Officer, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Formerly, Director, Funds Management Research, The Lincoln National Life Insurance Company	N/A	N/A

Additional information on the officers and trustees can be found in the Statement of Additional Information (“SAI”) to the Trust’s prospectus. To obtain a free copy of the SAI, write: Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call
1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).

*	The Trust Complex is comprised of the 71 Series of the Lincoln Variable Insurance Product Trust and the 6 Series of the Lincoln Advisors Trust.

Presidential® Managed Risk Funds–49

Officer/Trustee Information for Lincoln Advisors Trust (continued)

[1]	All of the executive officers are “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Trust.
[2]	The officers and trustees hold their position with the Trust until retirement or resignation. The Bylaws of the Trust do not specify a term of office.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available without charge on the Commission’s website at http://www.sec.gov. The Trust’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. You may also request a copy by calling 1-800-4LINCOLN (454-6265).

For a free copy of the Fund proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Presidential® Managed Risk Funds–50

Item 2. Code of Ethics

The Registrant has adopted a Code of Ethics that applies to Registrant’s principal executive officer, chief financial officer, chief accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the Registrant’s Sarbanes-Oxley Code of Ethics for Principal Executive and Senior Financial Officers (Code of Ethics) is attached hereto as an exhibit. The Code of Ethics was updated to include its applicability to another Trust/Registrant and other administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that Nancy L. Frisby and David H. Windley are each an “audit committee financial expert” and are “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principle Accountant Fees and Services

(a)	Audit Fees

Aggregate audit fees for the services that the Registrant’s auditor provided to the Registrant totaled approximately $78,750 in 2013 and $75,000 in 2012, including fees associated with the annual audit and filings of the Registrant’s Form N-1A, Form N-SAR and Forms N-14 (relating to proposed fund mergers).

(b)	Audit-Related Fees

Aggregate fees billed by the Registrant’s auditor for services relating to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item totaled approximately $3,675 in 2013 and $3,500 in 2012. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders.

(c)	Tax Fees

Aggregate fees for tax services to the Registrant, including tax compliance, tax advice and tax planning, totaled approximately $0 in 2013 and 2012.

(d)	All Other Fees

Aggregate fees for all other services that the Registrant’s auditor provided to the Registrant not included above totaled approximately $0 in 2013 and 2012.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, totaled approximately $885,619 in 2013 and $721,550 in 2012.

(h)	Principal Accountant’s Independence

In connection with its selection of the independent auditors, the Registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the Registrant’s investment adviser and other service providers under common control with the investment adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940:

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a) The Registrant’s president and chief accounting officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b) (1) Certification pursuant to Rule 30a-2 under the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(b) (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lincoln Advisors Trust (Registrant)

/s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date:	November 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Daniel R. Hayes
Daniel R. Hayes
President
(Signature and Title)

Date:	November 20, 2013

By	/s/ William P. Flory, Jr.
William P. Flory, Jr.
Chief Accounting Officer
(Signature and Title)

Date:	November 20, 2013